EXHIBIT A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054
Principal occupation: Attorney and Consultant.
President, General Counsel and Director of Menlo Acquisition Corporation Investment Employment principally conducted through Seidman & Associates, L.L.C. (Manager), Seidman Investment Partnership, L.P.and Seidman Investment Partnership II, LP (President of Corporate General Partner), Kerrimatt, LP (Investment Manager), Pollack Investment Partnership, L.P. (Co-General Partner) and Federal Holdings, LLC (Investment Manager)and Lawrence B. Seidman, Esq.

                                 KEVIN S. MOORE
                              Clark Estates, Inc.
                             One Rockefeller Plaza
                               New York, NY 10020
Principal Occupation: Senior Vice President
Employment conducted through: Clark Estates,Inc.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Private Real Estate Investor and Businessman Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation:Private Real Estate Investor and Businessman
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL


                                 DENNIS POLLACK
                                47 Blueberry Drive
                           Woodcliff Lake, NJ 07677
Principal Occupation: Businessman and private investor
President of MCB Mortgage Company, a division of Mohawk Community Bank and President and CEO of Pegasus Funding Group, LLC
Co-General Partner of Pollack Investment Partnership, L.P.
Director of Menlo Acquisition Corp.